Deutsche Asset Management [LOGO]
                                             A Member of the Deutshce Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Large Company Value Fund, a series of Value Equity Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                                   /s/Richard T. Hale
                                                        ------------------------
                                                     Richard T. Hale
                                                     Chief Executive Officer
                                                     Scudder Large Company Value
                                                     Fund, a series of Value
                                                     Equity Trust

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutshce Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Large Company Value Fund, a series of Value Equity Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                                   /s/Charles A. Rizzo
                                                     ---------------------------
                                                     Charles A. Rizzo
                                                     Chief Financial Officer
                                                     Scudder Large Company Value
                                                     Fund, a series of Value
                                                     Equity Trust